Partners' Capital	9 Months Ended
Sep. 30, 2015
Equity [Abstract]
Partners' Capital
Partners’ Capital
On December 22, 2014, the Partnership completed an underwritten IPO of 28,750,000 common units representing limited partner interests in the Partnership. Rice Energy retained a 50% equity interest in the Partnership, consisting of 3,623 common units and 28,753,623 subordinated units. Concurrent with the IPO, Rice Energy contributed to the Partnership 100% of Rice Poseidon. A wholly-owned subsidiary of Rice Energy serves as the general partner of the Partnership.
The Partnership received cash proceeds, net of issuance costs, of approximately $444.1 million upon the closing of the IPO. Approximately $414.4 million of the proceeds were distributed to Rice Energy, $25.0 million were used by the Partnership to fund 2015 expansion capital expenditures, approximately $2.0 million were used to pay expenses of the IPO and $2.7 million were used by the Partnership to pay origination fees associated with the credit agreement entered into by the Partnership at the closing of the IPO.